                                                                  Exhibit 10.12

                          FIRST AMENDMENT TO BUSINESS LEASE

         THIS FIRST AMENDMENT TO BUSINESS LEASE dated as of February 9, 1998, is entered into between XENON RESEARCH INC., a Florida corporation, herein the Landlord, and FARO TECHNOLOGIES, INC., a Florida corporation ("FARO"), successor by merger to FARO Medical Technologies (US), Inc., A Delaware corporation, herein the Tenant. it witnesses as follows:

         WHEREAS, SIRDAN RESEARCH LIMITED, INC., ("Sirdan"), and FARO MEDICAL TECHNOLOGIES (US), INC., collectively, as Landlord, and Tenant, are parties to that certain Business Lease dated March 1, 1991 (the "Lease"), for the lease of office space located at 125 Technology Park, Lake Mary, Florida, (the "Leased Premises"), and

         WHEREAS, SIRDAN RESEARCH LIMITED, INC. assigned all of its right, title and interest in the Lease to XENON RESEARCH, INC. by Assignment of Lease dated October 25, 1991 and is no longer the Landlord thereunder, and

         WHEREAS, the parties desire to extend the term of the Lease and to expand the Leased Premises; capitalized terms used herein have the same meanings as used in the Lease unless redefined herein; this First Amendment will control over any provisions to the contrary in the Business Lease.

         NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is understood and agreed as follows:

         1. Recitals. The foregoing recitals are acknowledged as true and correct and are incorporated herein by reference.

         2. Term. The term of the Lease is hereby extended an additional five (5) years, such extension to begin on march 1, 1996, and to terminate on February 28, 2001 (the "Extended Term"). Such extension shall be on the same terms and conditions as currently exist except for rental which is provided for hereafter.

         3. Leased Premises. The Leased Premises are expanded to include the space set forth on Exhibit "A" hereto (the "Expansion Premises") consisting of 18,000 square feet of air conditioned space. Thereafter, the total space rented under the Lease shall be 35,000 square feet.

         4. Rent. Rent for the Expansion Premises shall be the amount of $170,640 per year. Rent payments for the Expansion Premises shall commence on the earlier of (a) the date that Landlord obtains a certificate of occupancy for the Expansion Premises, or (b) Tenant takes occupancy of the Expansion Premises. If rent commences on any day other than the first of the month, rent for the first partial month shall be prorated. Thereafter, rent payments shall be made concurrently with existing rental payments, in the total annual amount of $331,747, together with applicable sales taxes and other sums required to be paid under the Lease.

         5. Ratification. Except as modified hereby, the Business Lease remains in full force and effect and is unchanged.

         IN WITNESS WHEREOF, the Landlord and Tenant have affixed their hands and seals effective as of the day and year first above written.

Signed, sealed and delivered
in the presence of:
(two are required for each party)         XENON RESEARCH, INC.


                                          By:
-------------------------------------        ---------------------------------
Print name:                               Its President
           --------------------------


-------------------------------------
Print name:
           --------------------------
                                          FARO TECHNOLOGIES, INC.,
                                          a Florida corporation


                                          By:
-------------------------------------        ---------------------------------
Print name:                               Its Executive Vice President
           --------------------------


-------------------------------------
Print name:
           --------------------------




                                      2